Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Reserves Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Cash Reserves Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                               /s/Richard T. Hale
                                              ----------------------------------
                                              Richard T. Hale
                                              Chief Executive Officer
                                              Deutsche Cash Reserves Fund, a
                                              series of Scudder
                                              Institutional Funds

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Cash Reserves Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Cash Reserves Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                              /s/Charles A. Rizzo
                                             -----------------------------------
                                             Charles A. Rizzo
                                             Chief Financial Officer
                                             Deutsche Cash Reserves Fund, a
                                             series of Scudder
                                             Institutional Funds